                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  HEI, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    HEI, Inc.
                                  P.O. Box 500
                             1495 Steiger Lake Lane
                            Victoria, Minnesota 55386



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                                JANUARY 20, 2000

Dear HEI Shareholder:

         The Annual Meeting of Shareholders of HEI, Inc., a Minnesota corporation, will be held on Thursday, January 20, 2000, at 3:00 p.m., Central Standard Time, at The Planets, 50th Floor, IDS Center, 80 South Eighth Street, Minneapolis, Minnesota for the following purposes:

         (1)      To elect the Board of Directors for the ensuing year;

         (2) To approve an increase in the number of shares authorized for issuance under the Company's 1998 Stock Option Plan; and

         (3) To transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on November 22, 1999 will be entitled to notice of and to vote at the meeting. A copy of the HEI Annual Report for fiscal 1999 is included in this mailing, first made available on approximately December 8, 1999.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Jerald H. Mortenson
                                      Corporate Secretary

November 19, 1999

         SHAREHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                                    HEI, INC.
                                  P.O. Box 5000
                             1495 Steiger Lake Lane
                            Victoria, Minnesota 55386

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 20, 2000
                           ---------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy is furnished to the Shareholders of HEI, Inc. (the "Company" or "HEI") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of the Shareholders to be held on January 20, 2000. The enclosed Proxy is solicited by the Board of Directors of the Company.

         The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of the Proxy will be honored if received at the offices of the Company, addressed to Jerald H. Mortenson, on or before January 19, 2000. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be seated at the door of the meeting room. Revocation may also be effected by delivery of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

         Proxies not revoked will be voted in accordance with the choice specified by shareholders on the Proxy. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the slate of directors proposed by the Board of Directors and listed herein and FOR the increase in the number of shares authorized for issuance under the Company's 1998 Stock Option Plan. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         HEI will pay for costs of soliciting Proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers or other employees of HEI who will receive no special compensation for their services. HEI may reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy materials to, and obtaining Proxies from, beneficial owners.

         The Annual Report of HEI, including financial statements, for the year ended August 31, 1999, is being mailed to each shareholder with this Proxy Statement. Copies of this Proxy Statement and Proxies will first be mailed to shareholders on or about December 8, 1999.

                        SHARES AND PRINCIPAL SHAREHOLDERS

         Only shareholders of record at the close of business on November 22, 1999, are entitled to notice of and to vote at the meeting or at any adjournment thereof. As of that date, there were 4,101,965 outstanding shares of Common Stock of HEI, the only class of securities entitled to vote at the meeting.

         Each shareholder of record is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.

         The following table shows as of November 22, 1999, information regarding the share ownership of each person or group known to HEI to own beneficially more than five percent of the outstanding Common Stock of HEI, each director or nominee to become a director of the Company, each Named Executive Officer (as defined below), and all directors and executive officers as a group. Except as otherwise indicated, the persons listed in the table have sole voting and investment powers with respect to the shares owned.



                                                        SHARES BENEFICIALLY OWNED (1)

NAME                                                   NUMBER OF SHARES     PERCENTAGE
----                                                   ----------------     ----------
Anthony J. Fant                                           1,205,848(2)          29.4%
Jerald H. Mortenson                                          71,820(3)           1.8
Steve E. Tondera, Jr                                         12,900(4)             *
Donald R. Reynolds                                            4,000                *
Edwin W. Finch, III                                           3,250                *
David W. Ortlieb                                                  0                0
Mack V. Traynor, III                                              0                0
All directors and executive officers as a group           1,297,818             31.6
(7 persons)


*Less than 1%

(1) Represents outstanding shares beneficially owned both directly and indirectly as of November 22, 1999. Includes options to acquire shares either currently exercisable or becoming exercisable within 60 days after November 22, 1999. Percentage of class is shown to the nearest tenth of a percent.

(2) Includes 10,000 shares owned by Fant Industries Inc., of which Mr. Fant is the sole shareholder.

(3)      Includes 2,641 shares owned directly by Mr. Mortenson's spouse.

(4)      Includes 1,100 shares owned directly by Mr. Tondera's spouse.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

         Five directors are standing for reelection. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present or represented by Proxy is necessary for the election of directors.

         Each of the five nominees has consented to being named in this Proxy Statement and to serve if elected. If elected, these persons will serve as directors until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

         The Board of Directors recommends a vote FOR election of the five nominees. It is the intention of the persons named in the accompanying Proxy, unless authority is specifically withheld, to vote for the nominees listed below. Should any nominee become unable to serve, the persons voting the enclosed Proxy may, in their discretion, vote for a substitute nominee.

         Following is certain information about the nominees, all of whom are currently directors.


NAME, POSITION WITH THE COMPANY                                    AGE   DIRECTOR SINCE
-------------------------------                                    ---   --------------

ANTHONY J. FANT                                                     39      1998
Chairman of the Board and Chief Executive Officer of
the Company

EDWIN W. FINCH, III                                                 54      1998

DAVID W. ORTLIEB                                                    69      1998

STEVE E. TONDERA, JR                                                36      1998
Managing Director of Mexico Division of the
Company

MACK V. TRAYNOR, III                                                41      1998


         Mr. Fant has been Chief Executive Officer of the Company since November 1998. Mr. Fant has been a director, President and Chief Executive Officer of Fant Broadcasting Company (including, for these purposes, various affiliated companies engaged primarily in television and radio broadcasting) since 1986. From 1986 to 1996, Fant Broadcasting Company acquired, built or managed a number of television and radio stations. Mr. Fant currently owns a number of businesses in diverse industries.

         Mr. Finch has been a director and President of FHL Capital Corporation, an investment banking and business valuation firm specializing in mergers and acquisitions, since 1984. Mr. Finch also served as President of Pinson Valley Millworks, Inc., a distributor of millworks products, from 1988 to 1996.

         Mr. Ortlieb has been an independent management consultant since 1994. Mr. Ortlieb also served as a director, President and Chief Executive Officer of Immunomedics, Inc., a biopharmaceutical company, from 1992 to 1994. Mr. Ortlieb has served as a director and executive officer of Texas Biotechnology Corporation, American Optical Corporation, Erbamont, N.V. and Abbott Laboratories.

         Mr. Tondera has served as Managing Director of the Mexico Division of the Company since 1999 and is responsible for the operations of HEI Mexico. Mr. Tondera has been Senior Vice President and

Chief Financial Officer of Fant Broadcasting Company (including, for these purposes, various affiliated companies engaged primarily in television and radio broadcasting) since 1994 and a director since 1995.

         Mr. Traynor has been President and Chief Executive Officer of NeoNetworks, a private development stage company designing high speed data communications equipment, since October 1998, and President of Manitou Investments, a private investment and business management firm, since 1998. Mr. Traynor has been a director of Telident, Inc., a telecommunications products and services company, since 1998. Mr. Traynor served as a director of Eltrax Systems, Inc., a networking products and services company, from 1995 to 1999, serving as Chief Financial Officer from 1995 to 1996 and President, Chief Executive Officer and Chief Operating Officer from 1995 to 1997. Mr. Traynor served as President and Chief Operating Officer of Military Communications Center, Inc., a company which provided telecommunications services to U.S. Military personnel, from 1988 to 1995. He also served as President of U.S. West Enterprises, a division of U.S. West, Inc.

MEETINGS OF THE BOARD AND CERTAIN COMMITTEES

         During the fiscal year ended August 31, 1999, the Board held a total of 17 meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board plus the total number of meetings of all committees of the Board on which he served.

         The Executive Committee, which was established during fiscal 1999 and consists of Messrs. Fant, Finch, and Tondera, has all the authority of the Board of Directors, except with respect to certain significant and fundamental actions. The Executive Committee did not meet during the 1999 fiscal year.

         The Audit Committee, which consists of Messrs. Finch (Chairman), Ortlieb, Tondera and Traynor, reviews the annual audit plan and results with the Company's independent accountants and also reviews the Company's financial statements and its accounting and reporting practices. The Audit Committee held three meetings during fiscal 1999 to review the Company's fiscal 1998 financial statements and the related audit and to consider the selection of independent accountants for fiscal 1999.

         The Nominating Committee, consisting of all directors, met once during fiscal 1999 to recommend nominees for the Board of Directors. The Committee will consider persons whom the Company's shareholders recommend that the Nominating Committee nominate as candidates for election as directors. Any shareholder wishing to make such a recommendation should submit it along with complete biographical data to the Company's Corporate Secretary at least 50 days in advance of the Company's annual meeting in accordance with the Company's Bylaws.

         The Compensation Committee, which consists of Messrs. Finch, Ortlieb (Chairman), and Traynor met four times during the 1999 fiscal year to discuss executive compensation.

DIRECTORS' FEES

         The nonemployee directors receive $1,000 per quarter plus $1,000 for each regular board meeting, $300 for each committee meeting and $400 for each special board meeting attended. Each committee chairperson receives an annual fee of $300. For services during the fiscal year ended August 31, 1999, $64,134 in directors' fees was paid or accrued, in the aggregate, to the nonemployee directors.

DIRECTORS' STOCK OPTIONS

         Nonemployee directors are entitled to participate in the Company's 1998 Stock Option Plan for Nonemployee Directors (the "1998 Director Plan"). The 1998 Director Plan was adopted by the Company effective as of November 18, 1998 and approved by the stockholders of the Company at the January 1999 Annual Meeting.

         The 1998 Director Plan is administered by the full Board. The Board has the power to interpret the 1998 Director Plan, to determine all questions thereunder and to adopt and amend rules and regulations for the administration of the 1998 Director Plan, except that the Board has no authority, discretion or power to determine the number or timing of options to be granted under the 1998 Director Plan.

         Subject to adjustment as described below, the number of shares of Common Stock issued or transferred, plus the number of shares covered by outstanding options, under the 1998 Director Plan may not exceed 425,000 (including any shares remaining under the 1991 Plan). Shares of Common Stock covered by an option which is cancelled or terminated will again be available to be issued or to be the subject of a stock option granted under the 1998 Director Plan. The Board will make or provide for adjustments to the maximum number of shares issuable pursuant to the 1998 Director Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options or will be covered by the future options, and the exercise price applicable to outstanding options as the Board determines to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event (any such transaction or event, an "Antidilution Event") which the Board determines has or may have an effect similar to any of the foregoing.

         Effective as of November 18, 1998, (i) each individual who was then a nonemployee director was granted options to purchase 55,000 shares of Common Stock, subject to the approval of the adoption of the 1998 Director Plan by the stockholders of the Company. Thereafter, commencing with the 2000 Annual Meeting, each individual who is a nonemployee director upon the adjournment of an annual meeting of the Company's stockholders will be granted options to purchase 10,000 shares of Common Stock, effective as of the date of such annual meeting. All of the options granted under the 1998 Director Plan will have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. For purposes of the 1998 Director Plan and the Company's 1998 Option Plan, "fair market value" is the closing sale price of the shares of Common Stock as reported on the NASDAQ National Market system on the date an option is granted or, if there were no sales on such date, on the most recent preceding date on which sales occurred. Options granted under the 1998 Director Plan will become exercisable in full upon the earliest to occur of (i) the seventh anniversary of the date of grant, (ii) the first date after the date of grant on which the fair market value of the Common Stock (as adjusted to reflect any Antidilution Event) equals or exceeds $25.00 per share, (iii) the date of the nonemployee director's death or disability (as defined in the 1998 Director Plan), and (iv) the effective date of a change in control of the Company (as defined in the 1998 Director Plan).

         The exercise price of stock options granted under the 1998 Director Plan may be paid in cash, nonforfeitable, nonrestricted shares of Common Stock that are already owned by the optionee or a combination thereof. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates. Shares of Common Stock issued pursuant to the 1998 Director Plan may be authorized but unissued shares or treasury stock. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company. No option granted under the 1998 Director Plan may be exercised more than 10 years from the date of grant. Options are not be transferable other than (i) by will or the laws of descent or distribution, (ii) to one or more members of the nonemployee director's immediate family, or (iii) to a trust established for the benefit of the nonemployee director and/or one or more members of his or her immediate family. In addition, options may not be exercised during a nonemployee director's lifetime except by (i) the nonemployee director, (ii) a permitted transferee of the nonemployee director, or (iii) in the event of the legal incapacity of the nonemployee director or any such transferee, by the guardian or legal representative of the nonemployee director or such transferee (as applicable) acting in a fiduciary capacity on behalf thereof under state law and court supervision.

         The Board may at any time amend or terminate the 1998 Director Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment may increase the maximum number of shares covered by the 1998 Director Plan or cause the 1998 Director Plan or any grant made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) no amendment or termination will adversely affect any outstanding award without the consent of the director holding such award.

         Options under the 1998 Director Plan will be granted automatically. The number of options to be granted will depend on the number of nonemployee directors elected to the Board and the timing of any such election. No options may be granted under the 1998 Director Plan after the tenth anniversary of its effective date.

         The options to purchase 55,000 shares of Common Stock granted to each of the nonemployee directors as of November 18, 1998 have an exercise price of $5.50 per share.

         During fiscal year 1999, none of the nonemployee directors exercised options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to fiscal 1999 and written representations from certain reporting persons, the Company believes that all filing requirements have been complied with.

                                   ITEM NO. 2

                    APPROVAL OF INCREASE IN NUMBER OF SHARES
                      AUTHORIZED FOR 1998 STOCK OPTION PLAN

         The 1998 Stock Option Plan (the "1998 Option Plan") was adopted in November 1998. As originally adopted, and approved by shareholders, 400,000 shares of the Company's Common Stock were reserved for issuance under the 1998 Option Plan. The Board has approved, and is recommending, an increase of 200,000 in the number of shares that may be issued under the 1998 Option Plan.

Proposed Increase in Number of Shares

         The 1998 Option Plan authorizes the grant of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares") and deferred shares ("Deferred Shares"). A maximum of 400,000 shares of Common Stock is currently authorized to be issued under the 1998 Option Plan. As of the end of the 1999 fiscal year, all but 63,700 shares had been issued or were subject to currently outstanding Option Rights. Since adoption of the 1998 Option Plan in 1998, no shares have been issued upon exercise of Option Rights. As of November 18, 1999, there were outstanding Option Rights to purchase 343,600 shares of Common Stock.

         The Board of Directors believes that granting Option Rights, Appreciation Rights, Restricted Share awards and Deferred Share awards is important to attract and retain qualified officers, directors and other key employees of, and consultants to, the Company and its subsidiaries, and to motivate these key employees to produce a superior return to shareholders of the Company. Option Rights, Restricted Share awards and Deferred Share awards (and, in some cases, Appreciation Rights) enable employees to acquire shares of Common Stock of the Company, thereby increasing their personal involvement in the Company, offering them an opportunity to realize stock appreciation, and rewarding them for achieving a high level of corporate financial performance. Option Rights, Appreciation Rights, Restricted Share awards and Deferred Share awards also enable the Company to obtain and retain the services of certain key employees and are a means of compensating employees of the Company without depleting the Company's cash resources. In order to have sufficient shares available for issuance under the 1998 Option Plan, the Board has recommended that the number of shares reserved and available for issuance under the 1998 Option Plan be increased by 200,000.

Description of Plan

         The 1998 Option Plan is designed to attract and retain qualified officers, directors and other key employees of, and consultants to, the Company through grants of Option Rights, Appreciation Rights, Restricted Shares and Deferred Shares. The Compensation Committee administers the 1998 Option Plan and determines to whom Option Rights, Appreciation Rights, Restricted Shares and Deferred Shares are to be granted and the terms and conditions, including the number of shares and the period of exercisability, thereof. The 1998 Option Plan was adopted by the Company effective as of November 18, 1998 and approved by the stockholders of the Company at the January 1999 Annual Meeting.

         Subject to adjustment as provided in the 1998 Option Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the 1998 Option Plan may not in the aggregate exceed 400,000 shares, which may be shares of original issuance or treasury shares or a combination thereof. Officers, including officers who are members of the Board, and other key employees of, and consultants to, the Company and its subsidiaries may be selected by the Compensation Committee to receive benefits under the 1998 Option Plan.

         The Compensation Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price not less than fair market value on the date of grant, and the exercisability of Option Rights may be conditioned on the achievement of specified performance objectives ("Management Objectives"). Subject to adjustment as provided in the 1998 Option Plan, no participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares during any calendar year. The Compensation Committee may provide that the option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock that are already owned by the optionee,
(iii) with any other legal consideration the Compensation Committee may deem appropriate, or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates. Any grant may provide for automatic grant of reload option rights upon the exercise of Option Rights, including reload option rights, for shares of Common Stock or any other noncash consideration authorized under the 1998 Option Plan, except that the term of any reload option right will not extend beyond the term of the Option Right originally exercised. Option Rights granted under the 1998 Option Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or Option Rights that are not intended to so qualify. Any grant may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price. No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with, or continuous engagement of consulting services by, the Company or any subsidiary that is necessary and/or the individual or aggregate Management Objectives that must be satisfied before the Option Rights will become exercisable. Each grant also may provide for the earlier exercise of the Option Rights in the event of a change of control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

         Appreciation Rights granted under the 1998 Option Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100%, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the fair market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must specify a base price, which may be equal to or greater or less than the fair market value of a share of Common Stock on the date of grant, must specify the period of continuous employment, or continuous engagement of consulting services, that is necessary and/or the individual or aggregate Management Objectives that must be satisfied before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, Common Stock or a combination thereof and may either (i) grant to the recipient or retain in the Compensation Committee the right to elect among those alternatives or (ii) preclude the right of the participant to receive, and the Company to issue, Common Stock or other equity securities in lieu of cash. In addition, any grant may specify that the Appreciation Right may be exercised only in the event of a change in control of the Company. Subject to adjustment as provided in the 1998 Option Plan, no participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares during any calendar year. The Compensation Committee may condition the award of Appreciation Rights on the achievement of one or more Management Objectives and may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the fair market value of the shares on the date of grant, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of specified Management Objectives. Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other salaried employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

         An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the 1998 Option Plan) as the Compensation Committee may specify. During the Deferral Period, the participant has no right to transfer any rights covered by the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Compensation Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the fair market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Compensation Committee on the date of grant, except that the Compensation Committee may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event. The Compensation Committee may condition the award of Deferred Shares on the achievement of one or more Management Objectives.

         No Option Right or Appreciation Right is transferable by a participant except (i) by will or the laws of descent and distribution, (ii) to one or more members of the participant's immediate family, or (iii) to a trust established for the benefit of the participant and/or one or more members of the participant's immediate family. In addition, Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by (i) the participant, (ii) a permitted transferee of the Participant, or (iii) in the event of the legal incapacity of the participant or any such transferee, by the guardian or legal representative of the participant or such transferee (as applicable) acting in a fiduciary capacity on behalf thereof under state law and court supervision. The Compensation Committee may specify at the date of grant that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the 1998 Option Plan with respect to Restricted Shares, are subject to further restrictions on transfer.

         The maximum number of shares that may be issued or transferred under the 1998 Option Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Compensation Committee may in its discretion provide in substitution for any or all outstanding awards under the 1998 Option Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Compensation Committee may also, as it determines to be appropriate in order to reflect any such transaction or event, make or provide for such adjustments in the number of shares that may be issued or transferred and covered by outstanding awards granted under the 1998 Option Plan and the number of shares permitted to be covered by Option Rights and Appreciation Rights, granted to any one participant during any calendar year.

         The Compensation Committee must consist of not less than two nonemployee directors who are "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. In connection with its administration of the 1998 Option Plan, the Compensation Committee is authorized to interpret the 1998 Option Plan and related agreements and other documents. The Compensation Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1998 Option Plan and may condition the grant of awards on the surrender or deferral by the participant of the participant's right to receive a cash bonus or other compensation otherwise payable by the Company or a subsidiary to the participant. The 1998 Option Plan may be amended from time to time by the Compensation Committee but, without further approval by the shareholders of the Company, no such amendment may (i) increase the aggregate number of shares of Common Stock that may be issued or transferred and covered by outstanding awards or increase the number of shares which may be granted to any participant in any calendar year or (ii) otherwise cause Rule 16b-3 to cease to be applicable to the 1998 Option Plan.

         The total number of stock options or other awards that will be granted under the 1998 Option Plan in the future is not determinable at this time. The 1998 Option Plan is not the exclusive means by which the Company may grant equity-based incentive awards and in no way limits the ability of the Company to grant equity-based awards outside the 1998 Option Plan.

Tax Rules

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1998 Option Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         In general: (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. No income generally will be recognized by an optionee upon the grant or qualifying exercise of an incentive stock option. However, for purposes of calculating the Optionee's alternative minimum tax, if any, the difference between the fair market value of the shares of Common Stock at exercise and the option exercise price constitutes an item of adjustment. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject at that time to a substantial risk of forfeiture and restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to him or her, reduced by any amount paid by him or her, and the capital gains or loss holding period for the Deferred Shares will also commence on that date.

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation and (ii) any applicable reporting obligations are satisfied.

         The affirmative vote of a majority of the shares of Common Stock entitled to vote and present or represented by Proxy is necessary for the approval of the increase in the number of shares of Common Stock subject to the 1998 Option Plan.

         The Board of Directors recommends that you vote FOR the proposal to increase the number of shares authorized to be issued under the 1998 Option Plan by 200,000 shares of Common Stock. Your proxy will be so voted unless you specify otherwise.

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

         The following is a list of the Company's executive officers, their ages, positions, and offices as of November 22, 1999. The principal business address for each of the executive officers is P.O. Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386.

         ANTHONY J. FANT. Mr. Fant became Chief Executive Officer of the Company in November 1998. Mr. Fant has been a director, President and Chief Executive Officer of Fant Broadcasting Company (including, for these purposes, various affiliated companies engaged primarily in television and radio broadcasting) since 1986. From 1986 to 1996, Fant Broadcasting Company acquired, built or managed a number of television and radio stations. Mr. Fant currently owns a number of businesses in diverse industries. He is 39 years old.

         JERALD H. MORTENSON. Mr. Mortenson joined the Company in March 1990 and currently serves as its Vice President of Finance and Administration, Chief Financial Officer, and Treasurer. Before joining the Company, he was employed for ten years with CTS Fabri-tek, first as Chief Financial Officer and the last five years as Group President. He is 65 years old.

         DONALD R. REYNOLDS. Mr. Reynolds joined the Company in March 1998 as Executive Vice President and was appointed President in April 1998 and Chief Operating Officer in January 1999. Before joining the Company, he was employed with BF Goodrich in senior executive positions in product engineering, marketing and business unit management, and most recently as Business Unit Director for a business unit having approximately $30 million in revenues. This business unit designed and manufactured high technology products (sensors, electronics, software) for the aerospace industry. He is 41 years old.

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer and the other executive officers whose total annual compensation for fiscal 1999 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officers").




         NAME AND           FISCAL                  ANNUAL                 LONG-TERM             OTHER
    PRINCIPLE POSITION       YEAR                COMPENSATION             COMPENSATION        COMPENSATION
  --------------------      ------               ------------            --------------       ------------
                                           SALARY             BONUS      AWARDS/OPTIONS
                                           -------------------------     --------------


Anthony J. Fant,             1999          $75,293(1)             0               90,000           $216(2)
Chief Executive
Officer
                             1998               --             --              --                   --

                             1997               --             --              --                   --

Donald R. Reynolds,          1999          $138,788               0               25,000              0
President and Chief
Operating Officer
                             1998            55,734               0               52,500       $118,519(3)

                             1997               --             --              --                   --

Jerald H. Mortenson,         1999          $130,228               0               20,000         $3,907(2)
Chief Financial
Officer
                             1998           122,856               0               60,000       $476,052(4)

                             1997           116,422        $20,052                     0         $3,778(2)


(1) Mr. Fant was appointed Chief Executive Officer in November 1998 and began to receive salary in January 1999.


(2)      Consists of Company matching contributions to 401(k) plan.


(3) Consists of a cash payment in the amount of $118,519 upon the change of control in August 1998 pursuant to the provisions of 1989 Plan. Upon such payment, all 52,500 options held by Mr. Reynolds at that time were cancelled.


(4) Consists of Company matching contributions to 401(k) plan in the amount of $3,527 and a cash payment in the amount of $472,525 upon the change of control in August 1998 pursuant to the provisions of 1989 Omnibus Stock Compensation Plan (the "1989 Plan"). Upon such payment, all 110,000 options held by Mr. Mortenson at that time were cancelled.

OPTIONS GRANTED DURING FISCAL 1999

         The following table sets forth certain information regarding grants of stock options to the Named Executive Officers during fiscal 1999 pursuant to the 1998 Plan.


                                 NUMBER OF
                                   SHARES             % OF TOTAL
                                 UNDERLYING            OPTIONS        EXERCISE
                                  OPTIONS              GRANTED          PRICE           EXPIRATION
          NAME                  GRANTED (1)         IN FISCAL 1999    ($/SHARE)            DATE
-------------------             -----------         --------------    ---------        -----------


Anthony J. Fant                   55,000(2)             14.3%          $5.50           11/18/2008
                                  35,000(3)                            $5.875           2/24/2009
Donald R. Reynolds                25,000(3)              4.0           $5.875           2/24/2009
Jerald H. Mortenson               20,000(3)              3.2           $5.875           2/24/2009


(1) All options are granted at the fair market value of the common shares at the date of grant.

(2) These options were granted on November 18, 1998. The options will become exercisable in full upon the earliest to occur of (i) the seventh anniversary of the date of grant, and (ii) the first date after the date of grant on which the market value per share of the Common Stock equals or exceeds $25.00, provided, in each case, that the optionee remains in continuous service with the Company until such date.

(3) These options were granted on February 24, 1999. The options will become exercisable as follows: (i) one-half of the option shares will become cumulatively exercisable in 25% increments on each of the first through fourth anniversaries of the date of grant, (ii) one-quarter of the option shares will become exercisable on the earlier of (a) the first date on which the closing price of the Common Stock has equaled or exceeded $9.00 for at least five consecutive trading days, or (b) the fifth anniversary of the date of grant, and (iii) one-quarter of the option shares will become cumulatively exercisable (a) in 20% increments on each of the fourth through eighth anniversaries of the date of grant, or (b) if earlier, on the first date on which the closing price of the Common Stock has equaled or exceeded $25.00 for at least five consecutive trading days, in each case provided that the optionee remains in continuous service with the Company or any subsidiary until the applicable anniversary or date.

AGGREGATED OPTION EXERCISES DURING FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES



                                                                               NUMBER OF
                                                                              SECURITIES              VALUE OF
                                                                              UNDERLYING            UNEXERCISED
                                                                              UNEXERCISED           IN-THE-MONEY
                                             SHARES                             OPTIONS               OPTIONS
                                            ACQUIRED                           AT FISCAL             AT FISCAL
                                               ON            VALUE           YEAR-END (#)           YEAR-END ($)
                                            EXERCISE        REALIZED         EXERCISABLE/           EXERCISABLE/
                 NAME                         (#)             ($)            UNEXERCISABLE         UNEXERCISABLE(1)

---------------------------------------------------------------------------------------------------------------------

Anthony J. Fant                                -               -                    0 / 90,000            0 / 79,665

Donald R. Reynolds                             -               -                    0 / 25,000            0 / 16,400

Jerald H. Mortenson                            -               -                    0 / 20,000            0 / 13,120


(1) Calculated as the difference between the closing price of the Common Stock on August 31, 1999, which was $6.531, and the option exercise price multiplied by the number of shares exercisable/unexercisable. If the option price is greater than the closing price on August 31, 1999, the value is $0.


         There were no options exercised by the Named Executive Officers during fiscal 1999. The Company does not have any outstanding stock appreciation rights.

CHANGE IN CONTROL AGREEMENTS

         The Company has entered into agreements regarding employment/compensation upon change in control (the "Agreements") with the Named Executive Officers other than Mr. Fant. The Agreements are operative only upon the occurrence of certain changes in control of the Company. Absent a change in control, the Agreements do not require the Company to retain the executive officers or to pay them any specified level of compensation or benefits. Each Agreement provides that if, within 24 months following a change in control, the executive officer's employment is terminated by the Company other than for cause, on account of the death, disability, or retirement of the executive, or voluntarily by the executive (other than voluntary terminations following events that constitute "good reason" as defined in the Agreements, including compensation reductions, demotions, relocations), the executive is entitled to receive a lump sum severance payment. The amount of the lump sum severance payment is equal to two times the executive's "annualized includable compensation for the base period" as defined in Section 280G(d) of the Code. The Agreements also allow the executive to continue his participation in certain insurance and other benefit plans of the Company for a period of two years following the date of his termination. If a change in control of the Company had occurred, including the change of control that occurred in August 1998, and resulted in the termination of such executives, giving rise to payments under these Agreements, the approximate amounts payable to them would be as follows:
Mr. Mortenson, $441,000 and Mr. Reynolds, $292,000. In the case of Mr. Courtney, the Company entered into an agreement with him on November 20, 1998 pursuant to which the Company will pay him $540,000 over a two-year period. This agreement replaces all previously existing employment or change of control agreements between the Company and Mr. Courtney, including those relating to salary, bonuses, insurance and all other such benefits. This agreement also required Mr. Courtney to provide consulting and advisory services to the Company over a six-month period. In the case of Mr. Nordquist, the Company entered into an agreement with him on February 10, 1999 pursuant to which Mr. Nordquist resigned as an officer immediately. The Company will pay him his base salary of $110,000 for the one-year period ending February 10, 2000. This agreement replaces all previously existing employment or change of control agreements between the Company and Mr. Nordquist, including those relating to salary, bonuses, insurance and all other such benefits. This agreement also required Mr. Nordquist to remain as an employee for a transition period which ended in April 1999 and requires him to provide consulting services to the Company as required for up to one year.

COMPENSATION PLANS

         1998 STOCK OPTION PLAN. The 1998 Option Plan is designed to attract and retain qualified officers, directors and other key employees of, and consultants to, the Company. The 1998 Option Plan authorizes the grant of Option Rights, Appreciation Rights, Restricted Shares and Deferred Shares. The Compensation Committee administers the 1998 Option Plan and determines to whom Option Rights, Appreciation Rights, Restricted Shares and Deferred Shares are to be granted and the terms and conditions, including the number of shares and the period of exercisability, thereof. The 1998 Option Plan was adopted by the Company effective as of November 18, 1998 and approved by the stockholders of the Company at the January 1999 Annual Meeting.

         Subject to adjustment as provided in the 1998 Option Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the 1998 Option Plan may not in the aggregate exceed 400,000 shares, which may be shares of original issuance or treasury shares or a combination thereof. Officers, including officers who are members of the Board, and other key employees of, and consultants to, the Company and its subsidiaries may be selected by the Compensation Committee to receive benefits under the 1998 Option Plan.

         The Compensation Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price not less than fair market value on the date of grant, and the exercisability of Option Rights may be conditioned on the achievement of specified Management Objectives. Subject to adjustment as provided in the 1998 Option Plan, no participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares during any calendar year. The Compensation Committee may provide that the option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock that are already owned by the optionee, (iii) with any other legal consideration the Compensation Committee may deem appropriate, or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates. Any grant may provide for automatic grant of reload option rights upon the exercise of Option Rights, including reload option rights, for shares of Common Stock or any other noncash consideration authorized under the 1998 Option Plan, except that the term of any reload option right will not extend beyond the term of the Option Right originally exercised. Option Rights granted under the 1998 Option Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or Option Rights that are not intended to so qualify. Any grant may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price. No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with, or continuous engagement of consulting services by, the Company or any subsidiary that is necessary and/or the individual or aggregate Management Objectives that must be satisfied before the Option Rights will become exercisable. Each grant also may provide for the earlier exercise of the Option Rights in the event of a change of control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

         Appreciation Rights granted under the 1998 Option Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the Spread, or a percentage thereof not in excess of 100%, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the fair market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must specify a base price, which may be equal to or greater or less than the fair market value of a share of Common Stock on the date of grant, must specify the period of continuous employment, or continuous engagement of consulting services, that is necessary and/or the individual or aggregate Management Objectives that must be satisfied before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, Common Stock or a combination thereof and may either (i) grant to the recipient or retain in the Compensation Committee the right to elect among those alternatives or (ii) preclude the right of the participant to receive, and the Company to issue, Common Stock or other equity securities in lieu of cash. In addition, any grant may specify that the Appreciation Right may be exercised only in the event of a change in control of the Company. Subject to adjustment as provided in the 1998 Option Plan, no participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares during any calendar year. The Compensation Committee may condition the award of Appreciation Rights on the achievement of one or more Management Objectives and may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the fair market value of the shares on the date of grant, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of specified Management Objectives. Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other salaried employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

         An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the 1998 Option Plan) as the Compensation Committee may specify. During the Deferral Period, the participant has no right to transfer any rights covered by the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Compensation Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the fair market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Compensation Committee on the date of grant, except that the Compensation Committee may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event. The Compensation Committee may condition the award of Deferred Shares on the achievement of one or more Management Objectives.

         No Option Right or Appreciation Right is transferable by a participant except (i) by will or the laws of descent and distribution, (ii) to one or more members of the participant's immediate family, or (iii) to a trust established for the benefit of the participant and/or one or more members of the participant's immediate family. In addition, Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by (i) the participant, (ii) a permitted transferee of the Participant, or (iii) in the event of the legal incapacity of the participant or any such transferee, by the guardian or legal representative of the participant or such transferee (as applicable) acting in a fiduciary capacity on behalf thereof under state law and court supervision. The Compensation Committee may specify at the date of grant that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the 1998 Option Plan with respect to Restricted Shares, are subject to further restrictions on transfer.

         The maximum number of shares that may be issued or transferred under the 1998 Option Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Compensation Committee may in its discretion provide in substitution for any or all outstanding awards under the 1998 Option Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Compensation Committee may also, as it determines to be appropriate in order to reflect any such transaction or event, make or provide for such adjustments in the number of shares that may be issued or transferred and covered by outstanding awards granted under the 1998 Option Plan and the number of shares permitted to be covered by Option Rights and Appreciation Rights, granted to any one participant during any calendar year.

         The Compensation Committee must consist of not less than two nonemployee directors who are "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. In connection with its administration of the 1998 Option Plan, the Compensation Committee is authorized to interpret the 1998 Option Plan and related agreements and other documents. The Compensation Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1998 Option Plan and may condition the grant of awards on the surrender or deferral by the participant of the participant's right to receive a cash bonus or other compensation otherwise payable by the Company or a subsidiary to the participant. The 1998 Option Plan may be amended from time to time by the Compensation Committee but, without further approval by the shareholders of the Company, no such amendment may (i) increase the aggregate number of shares of Common Stock that may be issued or transferred and covered by outstanding awards or increase the number of shares which may be granted to any participant in any calendar year or (ii) otherwise cause Rule 16b-3 to cease to be applicable to the 1998 Option Plan.

         The total number of stock options or other awards that will be granted under the 1998 Option Plan in the future is not determinable at this time. The 1998 Option Plan is not the exclusive means by which the Company may grant equity-based incentive awards and in no way limits the ability of the Company to grant equity-based awards outside the 1998 Option Plan.

         1989 OMNIBUS STOCK COMPENSATION PLAN. The 1989 Omnibus Stock Compensation Plan (the "1989 Plan") was adopted in April 1989. The 1989 Plan provides for grants of both incentive stock options, intended to qualify as such under Section 422 of the Code, and nonstatutory stock options, stock appreciation rights, restricted stock, deferred stock, stock purchase rights, and other stock-based awards. Except for the authority to grant incentive stock options, which expired in 1999, the 1989 Plan has no expiration date but may be terminated by the Board of Directors at any time, subject to the rights of the holders of options or other awards previously granted under the 1989 Plan.

         Awards other than stock purchase rights may be made to "officers, management, and other highly compensated employees" of the Company, its subsidiaries and affiliates. Grants of stock purchase rights may be made to any employee eligible under the terms of the 1989 Plan applicable to stock purchase rights.

         The shares of Common Stock that may be issued or transferred to grantees under the 1989 Plan may be unissued shares or treasury shares. The 1989 Plan provides for appropriate adjustment in the number of shares subject to the 1989 Plan and to the grants previously made if there is a stock split, stock dividend, reorganization or other relevant change affecting the Company's corporate structure or its equity securities. If shares under a grant are not issued or transferred to the extent permitted prior to expiration of the grant or an award is otherwise forfeited, the shares will become available for inclusion in future grants.

         The 1989 Plan is administered by the Board or a committee composed of "non-employee" directors (as defined in Rule 16b-3). The Board or committee determines the participants, grants stock options, with or without stock appreciation rights, and other awards, establishes rules and regulations for the operation of the 1989 Plan, and determines the price, term, vesting schedule, number of shares and other terms of options and other awards. The Board or committee may delegate its powers and duties to members of the Company's administration with respect to participants who are not subject to Section 16.

         STOCK OPTIONS. Options granted under the 1989 Plan may be in the form of either options that qualify as "incentive stock options" ("ISOs") under
Section 422 of the Code or those that do not qualify as such ("NQSOs"). (As noted above, the authority to grant ISOs under the 1989 Plan expired in 1999.) The term of an option will be fixed by the Board or committee, but no option may have a term of more than ten years from the date of grant. Options will be exercisable at such times as determined by the Board or committee. The option exercise price will be determined by the Board or committee at the time of grant but will not be less than 85% of the Fair Market Value of the Common Stock on the date of grant (100% of the Fair Market Value for ISOs). The grantee may pay the option price in cash or, if permitted by the Board or committee, by delivering to the Company shares of Common Stock already owned by the grantee that have a fair market value equal to the option exercise price. The Code also places the following additional restrictions on the award of ISOs. If an ISO is granted to a participant who owns, at the date of grant, in excess of 10% of the Company's outstanding Common Stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the ISO may be no more than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year cannot exceed $100,000 (valued as of the date of grant).

         Upon termination of an optionee's employment, unless otherwise determined at or after grant, options will be exercisable for three months following termination or until the end of the option's term, whichever is shorter. Except in the case of ISOs, in the event of termination because of the disability of the employee, stock options will be exercisable for the remainder of the option's term. Upon death of an employee, stock options will be exercisable by the deceased employee's representative for the shorter of the remainder of the option's term or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, or disability may be subsequently exercised.

         STOCK APPRECIATION RIGHTS. The Board or committee may grant stock appreciation rights ("SARs") in connection with a stock option granted under the 1989 Plan. If a grantee exercises a SAR, the grantee will receive an amount in cash or shares of Common Stock or a combination thereof (as determined by the Board or the committee) equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option exercise price. If a SAR is exercised in whole or in part, the right under the related option to purchase shares with respect to which the SAR has been exercised will terminate to the same extent. If a stock option is exercised, any SAR related to the shares purchased will terminate. SARs are transferable only to the same extent as the related option.

         RESTRICTED STOCK. Restricted stock may be granted alone, in addition to, or in tandem with, other awards under the 1989 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Board or the committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Board or the committee will determine the periods during which the stock is subject to forfeiture and may grant such stock for no consideration or such minimum consideration as may be required by applicable law. During the restriction period, the employee may not sell, transfer, pledge, or assign the Restricted Stock. Certificates evidencing restricted stock will remain in the possession of the Company until the restrictions have lapsed.

         Upon termination of the employee's employment for any reason during the restriction period, all or any portion of the restricted stock may vest or be subject to forfeiture, in accordance with the terms and conditions of the initial award. During the restriction period, the employee will have the right to vote the restricted stock and to receive any cash dividends. At the time of award, the Board or the committee may require the deferral and reinvestment of any cash dividends in the form of additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

         DEFERRED STOCK. Deferred stock may be granted alone, in addition to, or in tandem with, other awards under the 1989 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Board or the committee may determine. The provisions attendant to a grant of deferred stock may vary from participant to participant. In making an award of deferred stock, the Board or the committee will determine the duration period and may award such stock without payment therefor. During the deferral period, an employee may not sell, transfer, pledge or assign the deferred stock award. At the end of the deferral period, shares of Common Stock equal to the number covered by the award of deferred stock will be delivered to the employee.

         Upon termination of the employee's employment for any reason during the deferral period, all or a portion of the deferred stock may vest or be subject to forfeiture, in accordance with the terms and conditions of the initial award. During the deferral period, and as determined by the Board or the committee at the time of award, amounts equivalent to any dividends that would have been paid had the shares of deferred stock covered by a given award been issued will be paid to the employee, or deemed reinvested in additional shares of deferred stock. Deferred stock will carry no voting rights until such time as the stock is actually issued.

         No deferred stock awards have been made under the 1989 Plan.

         STOCK PURCHASE RIGHTS. The 1989 Plan provides for the grant to all Eligible Employees (as defined) the right to purchase shares of the Company's Common Stock through payroll deductions of any whole percentage between 2% and 10% of Current Compensation (as defined) during any Purchase Period (as defined). An "Eligible Employee" is any employee who has been in the continuous employment of the Company since the January 1 preceding the beginning of any Purchase Period, except that no employee who is employed fewer than 20 hours per week or who, immediately after a right to purchase is granted, owns stock possessing 5% or more of the total combined voting power of the Company (or any parent or subsidiary), including stock that the employee may purchase pursuant to any outstanding options, is eligible to participate. Each Purchase Period is the period from April 1 to the next following March 31.

         The purchase price for shares purchased pursuant to stock purchase rights is 85% of the lower of (a) the Fair Market Value on the first day of the Purchase Period or (b) the Fair Market Value on the last day of the Purchase Period. Stock purchased pursuant to stock purchase rights is intended to be eligible for the favorable tax treatment provided by Section 423 of the Code.

         Rights to purchase shares are not transferable otherwise than by will or the laws of descent and distribution and are exercisable, during the employee's lifetime, only by the employee. Following termination of employment, for any reason, the employee (or the employee's estate) has a limited right to purchase the shares paid for through the date of termination.

         OTHER STOCK-BASED AWARDS. The Board or committee, in its discretion, may grant other awards that are valued in whole or in part by reference to, or otherwise based on the Common Stock, including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities. Such awards may be granted in addition to or in tandem with stock options or stock appreciation rights granted under the 1989 Plan. The Board or committee may set such terms with regard to the vesting of such awards as it deems reasonable.

         If there is a change in control of the Company, all awards, unless otherwise provided in the related award agreement, will become fully exercisable and vested. Stock options, SARs, restricted stock, deferred stock, stock purchase rights, and other stock-based awards will, unless otherwise determined by the Board or the committee in its sole discretion, be cashed out on the basis of the change in the control price, which will be the highest price per share paid in any transaction reported on any market on which the Company's shares are traded or paid or offered to be paid in any bona fide transaction relating to change in control of the Company, at any time during the immediately preceding 60-day period as defined by the Board or the committee. A change in control occurs if (a) any person becomes a beneficial owner directly or indirectly of 20% or more of the total voting stock of the Company (subject to certain exceptions), or (b) during any 24-month period the individuals who comprised the Board of Directors of the Company at the beginning of such period no longer represent a majority of the Board (subject to certain exceptions), or (c) the shareholders approve an acquisition of the Company by asset purchase, merger, or otherwise.

         The 1989 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Company's shareholders, increase the number of shares available for distribution, decrease the option price of an incentive stock option below 100% of the Fair Market Value at grant, increase the rate of payroll deductions for stock purchase rights to more than 15% of current compensation, permit the issuance of stock prior to payment therefor, extend the maximum exercise period for incentive stock options or extend the right to exercise a stock purchase right to a date more than five years from the date of grant, or change the class of employees eligible to receive awards under the 1989 Plan.

                                  OTHER MATTERS

         The Board does not intend to present any business to the meeting other than as specifically set forth in the Notice of Annual Meeting of Shareholders and currently knows of no other business to come before the meeting. If any other matters are properly brought before the meeting, the Proxies will vote on such matters in accordance with their judgment of the best interests of HEI.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         On September 3, 1998, PricewaterhouseCoopers LLP resigned as independent accountants for the Company. During the two most recent years and through the date of resignation, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PricewaterhouseCoopers LLP's report on the Company's consolidated financial statements for any of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         On September 25, 1998, the Company selected KPMG LLP, upon the approval of the Board, to be its independent accountants for fiscal 1998 and 1999. The Board has also approved the selection of KPMG LLP to be its independent accountants for fiscal 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Proposals by shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by HEI at its principal executive offices no later than August 3, 2000.

AVAILABILITY OF REPORT ON FORM 10-KSB

         The Company's 1999 Report on Form 10-KSB may be obtained by writing to HEI Shareholder Relations, P.O. Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386.



By Order of the Board of Directors

Jerald H. Mortenson
Corporate Secretary



Dated: November 19, 1999

                                    HEI, INC.
                      PROXY FOR ANNUAL SHAREHOLDERS MEETING
                                JANUARY 20, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Jerald H. Mortenson and Donald R. Reynolds as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of HEI, Inc., held of record by the undersigned on November 22, 1999, at the Annual Meeting of Shareholders to be held at 3:00 p.m., on Thursday, January 20, 2000 or any adjournment thereof.

         (1)    ELECTION OF DIRECTORS

         / /    FOR all nominees listed below          / /    WITHHOLD AUTHORITY
                (except as marked to the                      to vote for ALL
                 contrary below)                              nominees below

         Nominees: Anthony J. Fant, Edwin W. Finch, III, David W. Ortlieb, Steve
         E. Tondera, Jr., Mack V. Traynor, III.

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW

--------------------------------------------------------------------------------



         (2)    INCREASE IN SHARES AUTHORIZED FOR 1998 STOCK OPTION PLAN

         / /    FOR                                / /    WITHHOLD AUTHORITY


         (3) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

         PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

         Dated:________________________            Signed:______________________

         Signed:_______________________

PLEASE SIGN ABOVE EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC. SHOULD SO INDICATE WHEN SIGNING. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.